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                                                                  Exhibit(10)(r)

April 1, 1997


                                      NOTE
                                      ----


     For value received, and in replacement of that certain promissory note executed by Craig S. Miller and dated January 23, 1996, Michelle B. Miller promises to pay the principal sum of Seventy-Five Thousand ($75,000.00) Dollars to the order of Uno Restaurants, Inc., which is hereinafter referred to as "Payee." The principal sum represents one half of the unpaid principal balance from the amount loaned to Mr. Miller by Payee in January of 1996. Michelle B. Miller acknowledges the past loan to Mr. Miller and Payee's future acknowledgement of her partial 1/3 interest to his bonus checks to be good and valuable consideration for execution of this note.


                           ARTICLE 1. MAKER AND PAYEE

     SECTION 1.1.   MAKER.

     Michelle B. Miller's present residence is 1421 Shady Creek Court, Whispering Hills Apartments, St. Louis, Missouri 63146. Ms. Michelle B. Miller is hereinafter referred to as "Maker."

     SECTION 1.2.   PAYEE.

     Uno Restaurants, Inc. is a Massachusetts corporation. It has an office at 100 Charles Park Road in West Roxbury, Ma. 02132. Uno Restaurants, Inc. or any party to whom it negotiates this Note is hereinafter referred to as the "Holder."

                           ARTICLE 2. THE INDEBTEDNESS

     SECTION 2.1.   PAYMENT OF THE INDEBTEDNESS.

     (a) Maker promises to pay the "Debt," as defined in this Section, to the order of Payee. The Debt is the sum of the principal indebtedness outstanding under this Note and the applicable interest and other charges to be paid by Maker pursuant to this instrument.

     (b) The principal indebtedness is (in U.S. currency) Seventy-Five Thousand ($75,000.00) Dollars.

     (c) Prior to any default hereunder, this Note shall bear interest on the unpaid balance of the principal indebtedness at an annual rate equal to 7.30% per year (the "Loan Rate").



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     SECTION 2.2.   MATURITY DATE.

     Maker shall repay the principal indebtedness and all accrued and unpaid interest on the "Maturity Date." The "Maturity Date" shall be the earlier to occur of the date on which Craig Miller's employment with Payee or its affiliates shall terminate, or at such time as the value of Uno Restaurant Corporation stock shall be equal to or greater than $9.00 per share for at least 30 days.

     SECTION 2.3.   PAYMENTS.

     Prior to the Maturity Date, up to 100% of Maker's share of Mr. Miller's net after tax bonus payments shall be deducted by Payee directly from Mr. Miller's bonus checks and shall be applied toward satisfaction of outstanding interest obligations owed to Payee by Maker. The reason for deduction and outstanding interest obligations shall be shown on the bonus checks. Payments of any remaining interest due hereunder shall be made no less often than quarterly on June 30, September 30, December 31 and March 31 of each loan year. As of and after January 1, 1998, up to 100% of Maker's interest in Mr. Miller's net after tax bonus payments shall be deducted by Payee directly from Mr. Miller's bonus checks and shall be applied toward satisfaction of all outstanding principal and interest obligations owed to Payee by Maker, and Maker hereby authorizes such deductions and withholdings. The reason for deduction and outstanding principal and interest amounts shall be shown on the bonus checks. Maker may prepay the entire outstanding principal indebtedness, or any part of the entire outstanding principal indebtedness, at any time during the term of this instrument without penalty. Payments of any kind shall be applied first to reduce outstanding interest, then to reduction of the principal indebtedness.


                          ARTICLE 3. GENERAL PROVISIONS

     SECTION 3.1.   GOVERNING LAW.

     This instrument shall be governed and construed in accordance with the laws of the State of Massachusetts. Maker consents to the jurisdiction of the Massachusetts courts.

     SECTION 3.2.   EXPENSES OF COLLECTION.

     If payment is not made when due and Holder brings legal proceedings to collect the payment, Maker shall be required to reimburse Holder for the reasonable fees and disbursements of the


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collection, including those of attorneys engaged with respect to the collection, in addition to interest at the Default Interest Rate following the Maturity
Date.

     Dated, in duplicate original copies, as of this 1st day of April, 1997.



Witness:                                   MAKER:


-------------------------------------      -------------------------------------
Print Name:                                Michelle B. Miller
           --------------------------

Witness:
                                           UNO RESTAURANTS, INC.


                                           By:
-------------------------------------         ----------------------------------
Print Name:                                Robert M. Brown, Sr. Vice President
           --------------------------


                                    GUARANTEE

     The undersigned, Craig S. Miller, hereby guarantees unconditionally to the Payee or Holder as the case may be, the full, faithful and punctual performance, fulfillment and observance of any and all of the obligations and liabilities of the Maker, Michelle B. Miller, under this Note dated April 1, 1997.

     In addition, said Craig S. Miller hereby waives presentment for payment, notice of dishonor, protest and notice of protest, and all other defenses generally.

     All of the terms and conditions of Craig S. Miller's note dated April 1, 1997, are incorporated herein by reference.

     WITNESS the execution hereof under seal as of the __ day of October, 1997.


Witness:                                   Guarantor:



-------------------------------------      -------------------------------------
Print Name:                                Craig S. Miller
           --------------------------



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April 1, 1997


                   PROMISSORY NOTE AND REVISED DEBT AGREEMENT
                   ------------------------------------------

     For value received, and in replacement of that certain promissory note dated January 23, 1996, Craig S. Miller promises to pay the principal sum of Seventy-Five Thousand ($75,000.00) Dollars to the order of Uno Restaurants, Inc., which is hereinafter referred to as "Payee." The principal sum represents one half of the unpaid principal balance from the amount loaned to him by Payee in January of 1996.

                           ARTICLE 1. MAKER AND PAYEE

     SECTION 1.1.   MAKER.

     Craig S. Miller's present residence is 101 Fox Run Road, Sudbury, Massachusetts 01776. Mr. Miller is hereinafter referred to as "Maker."

     SECTION 1.2.   PAYEE.

     Uno Restaurants, Inc. is a Massachusetts corporation. It has an office at 100 Charles Park Road in West Roxbury, Ma. 02132. Uno Restaurants, Inc. or any party to whom it negotiates this Note is hereinafter referred to as the "Holder."


                           ARTICLE 2. THE INDEBTEDNESS

     SECTION 2.1.   PAYMENT OF THE INDEBTEDNESS.

     (a) Maker promises to pay the "Debt," as defined in this Section, to the order of Payee. The Debt is the sum of the principal indebtedness outstanding under this Note and the applicable interest and other charges to be paid by Maker pursuant to this instrument. Maker shall pay all expenses incurred by the Holder in connection with enforcement of this Note, including all costs of collection, attorney's fees and expenses in addition to the Debt.

     (b) The principal indebtedness is (in U.S. currency) Seventy-Five Thousand ($75,000.00) Dollars.

     (c) Prior to any default hereunder, this Note shall bear interest on the unpaid balance of the principal indebtedness at an annual rate equal to 7.30% per year (the "Loan Rate").

     SECTION 2.2.   MATURITY DATE.

     Maker shall repay the principal indebtedness and all accrued and unpaid interest on the


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"Maturity Date." The "Maturity Date" shall be the earlier to occur of (a) March
31, 1998, or (b) the date on which Maker's employment with Payee or its affiliates shall terminate, or (c) at such time as the value of Uno Restaurant Corporation stock shall be equal to or greater than $9.00 per share for at least 30 days.

     SECTION 2.3.   PAYMENTS.

     Prior to the Maturity Date, up to 100% of Maker's net after tax bonus payments shall be deducted by Payee directly from Maker's bonus checks and shall be applied toward satisfaction of outstanding interest obligations owed to Payee by Maker and Maker's ex-spouse, Michelle B. Miller. The reason for deduction and the outstanding interest obligations shall be shown on the bonus checks. Payments of any remaining interest due hereunder shall be made no less often than quarterly on June 30, September 30, December 31 and March 31 of each loan year. As of and after January 1, 1998, up to 100% of Maker's net after tax bonus payments shall be deducted by Payee directly from Maker's bonus checks and shall be applied toward satisfaction of all outstanding principal and interest obligations owed to Payee by Maker and Maker's ex-spouse Michelle B. Miller. The reason for deduction and outstanding principal and interest amounts shall be shown on the bonus checks. Maker may prepay the entire outstanding principal indebtedness, or any part of the entire outstanding principal indebtedness, at any time during the term of this instrument without penalty. Payments of any kind shall be applied first to reduce outstanding interest, then to reduction of the principal indebtedness.

     SECTION 2.4.   DEFAULT INTEREST RATE.

     If Maker has not repaid the Debt by the Maturity Date, the Debt shall thereafter bear interest at the annual rate of 4% over the Loan Rate ("the Default Interest Rate"), as the same may fluctuate from time to time, until the Debt and the collection expenses of the Holder shall have been paid in full. The Default Interest Rate may not exceed the maximum legal rate, and it may be reduced from the rate stated herein only to the extent necessary to allow for the maximum lawful rate if it is excessive.

                          ARTICLE 3. GENERAL PROVISIONS

     SECTION 3.1.   GOVERNING LAW.

     This instrument shall be governed and construed in accordance with the laws of the State of Massachusetts. Maker consents to the jurisdiction of the Massachusetts courts.

     SECTION 3.2.   EXPENSES OF COLLECTION.

     If payment is not made when due and Holder brings legal proceedings to collect the payment, Maker shall be required to reimburse Holder for the reasonable fees and disbursements of the collection, including those of attorneys engaged with respect to the collection, in addition to interest at the Default Interest Rate following the Maturity Date.


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     SECTION 3.3.   WAIVERS.

     Presentment for payment, notice of dishonor, protest and notice of protest, and all defenses are hereby waived. Maker and Holder waive their rights to jury trial with respect to this Note. Any delay on the part of the Holder hereof in exercising any right hereunder or under any mortgage or security agreement which may secure this Note shall not operate as a waiver. The rights and remedies of the holder hereof shall be cumulative and not in the alternative, and shall include all rights and remedies granted herein, in any document referred to herein, and under all applicable laws. The provisions of this Note shall inure to the benefit of Holder, its successors and assigns.

     SECTION 3.4   LIEN AND SETOFF.

     Following a default hereunder, Maker hereby grants Holder a lien and right of setoff for all liabilities arising hereunder upon and against all deposits, credits and property now or hereafter in the possession or control of Holder or in transit to it, and Maker hereby agrees further to grant a lien and security interest to Holder to any and all real or personal property in Maker's possession. Upon default, Maker shall also cooperate in the execution and filing of any necessary instruments to perfect Holder's security interests in any real or personal property of Maker. Holder may, at any time after default, without notice and without first resorting to any collateral which may now or hereafter secure this Note, apply all or any part of deposits, credit and property in its possession to any of Maker's liabilities and obligations hereunder.

     Dated and agreed to, in duplicate original copies, as of this 1st day of April, 1997.


Witness:                                   MAKER:



-------------------------------------      -------------------------------------
Print Name:                                Craig S. Miller
           --------------------------


Witness:
                                           UNO RESTAURANTS, INC.


                                           By:
-------------------------------------         ----------------------------------
Print Name:                                Robert M. Brown, Sr. Vice President
           --------------------------


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